May 10, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.smartetfs.com. You may also obtain this information at no cost by calling 866-307-5990 or by sending an e-mail request to mail@smartetfs.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective

SmartETFs Advertising & Marketing Technology ETF’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Advertising & Marketing Technology ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:(1)	0.03%
Total Annual Fund Operating Expense(2)	0.71%
Fee Waiver/Expense Reimbursement(2)	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.68%

(1)	Estimate based on the expenses the Fund expects to incur for the current fiscal year.
(2)

The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.68% through June 30, 2025. This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Advertising & Marketing Technology ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, may affect the Fund’s performance. The Fund commenced operations on December 31, 2020, and as a result, the Fund’s portfolio turnover rate was zero for the year ended December 31, 2020.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of domestic or foreign companies across multiple sectors that the Adviser considers to be Advertising or Marketing Technology companies, which are companies that have significant exposure to the development, production or deployment of advertising or marketing services, especially in ways that are related to digital media or in ways that make advertising or marketing activities more tailored or efficient in reaching a specific demographic, and which are defined below. Advertising and Marketing Technology are thematic concepts. The Fund is actively managed, meaning that the Adviser will select the Fund’s holdings based on its judgment and analysis of a company’s activities.

The Adviser believes that “Advertising” and “Marketing Technology” companies are companies that engage in businesses that fall within the following scope:

●	Advertising companies are companies that engage in advertising-related activities, which means using communications to sell products or services. Advertising-related activities includes:

o	The placement, sale or publication of advertisements, including digital, print, broadcast and “out of home” media (advertising that reaches consumers while they are outside their home);

o

The development of advertising and public relations services, strategies and creative assets (including designing, creating or producing advertisements), and systems or platforms that deliver advertising (such as streaming services or other technology-based applications or platforms), as well as programmatic advertising platforms; or

o

The placement or distribution of advertisements through various platforms or exchanges, including on social media applications as well as through public relations programs or promotional activities and events.

Advertising companies could include companies that engage through traditional media (newspapers, magazines, radio or television) or through new media (internet, streaming, gaming, social media or other applications including music streaming), and could also include companies that are making advertising more efficient in delivering content (including educational content) to larger or more targeted groups of consumers.

The Adviser considers a company to be in the advertising business if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, advertising-related activities.

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Marketing Technology companies are companies that use technology or technology solutions to deliver marketing services or make marketing activities more efficient. The products and services delivered by Marketing Technology companies could include:

o

Traditional or non-traditional media companies and marketing agencies that offer advertising clients the ability to use technology for advanced or tailored targeting of communications to customers or potential customers;

o	Customer relations, and customer relationship management platforms, including software for sales automation, customization and app integration;

o	Marketing and customer/consumer data, and analytical assessments of that data, including customer identification and tracking;

o	Web-based marketing information and email services and technologies;

o

Products and services used to develop and distribute marketing and advertising assets (including creative assets such as advertisements, photographs or videos, digital or non-digital) as well as programmatic advertising platforms or marketing automation platforms including email automation and analysis;

o	Security, data security and authentication services used on websites; and

o	Products and services designed to improve customer experiences, whether online, in-store, or by telephone, in connection with targeted marketing arrangements.

Marketing Technology companies could also include companies that provide products, platforms or services that allow marketers to assess or improve the results of their advertising or marketing activities by using technology, software (including automation programs), data and customer insights (including data and customer insights derived from non-marketing or advertising activities).

The Adviser considers a company to be in the Marketing Technology business if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, marketing technology related activities; or if it derives more than 50% of its revenues, income or profits from, or devotes more than 50% of its assets to, producing or distributing technology-based products or services used by advertising and marketing companies.

At all times, the Fund will invest at least 15% of its assets in Advertising companies and at least 15% of its assets in Marketing Technology companies.

The Fund may invest up to 20% of its assets in companies that do not fall within these categorizations. All of the Fund’s investments will be related to Advertising or Marketing Technology. Some of the companies in which the Fund will invest will be companies that do not meet the 50% tests described above, but offer a product or service that improves advertising or marketing. The Fund treats these companies as being within this 20% basket.

The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in Advertising and Marketing Technology companies (as defined above), and these companies may fall into the following industry groups: telecommunications services, media and entertainment, information technology services, software services and commercial and professional services. A downturn in companies in any of these industry groups would have a larger impact on the Fund than on a fund that does not concentrate in Advertising and Marketing Technology companies.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund may invest in US companies and in companies economically tied to foreign countries, including, potentially, companies domiciled or traded in emerging markets, including China. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria), and there is no specific allocation of investments to US issuers or non-US issuers. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Typically, the Fund will hold around 30 positions of approximately equal weight, but the portfolio may vary over time. Under normal market conditions, the Fund may have as few as 25 holdings or as many as 75 holdings. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own research and evaluation process. In identifying investments that the Fund will buy or sell, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and performs research and fundamental analysis to understand the company’s business model, valuation and potential for return. In determining whether a company is an Advertising or Marketing Technology company, the Adviser considers the company’s public statements about its activities, including regulatory filings (reflecting profits, revenues, EBITDA (earnings before interest, taxes, depreciation and amortization), cash flow and assets), as well as third-party industry assessments of products and services that the company delivers and the role of those products or services in the types of advertising-related or marketing-related activities described above. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Fund may invest in companies of any market capitalization size, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies and may invest in companies in developed markets and emerging markets outside the United States, including companies economically tied to countries in the Asia Pacific region, primarily China and Japan, but potentially, also, Hong Kong or Australia. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in equity securities of companies, wherever located, that are engaged in advertising and marketing activities that are enhanced by technology.

Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks

You can lose money by investing in shares of SmartETFs Advertising & Marketing Technology ETF, and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with an investment in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in Shares of this Fund.

Risks of Investing in Funds Investing in the Marketing Technology Sector

The following risks apply to investments in Advertising and Marketing Technology companies:

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Advertising and Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies , technology is advancing rapidly and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly. These risks could adversely affect the value of companies in which the Fund invests.

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Communications Services Sector Risk. The Fund will invest in companies that are closely aligned to communications services, and these companies may be more vulnerable to product development cycles including obsolescence than other companies that are not as reliant upon digital and technological advancements and social media trends. Communications services companies can face rapid development and deployment of competitive innovations and products, some of which may be designed to “disrupt” established communication channels. These companies may also face competition, enhanced research and development costs (including platform access costs), risks of government regulation, as well as data security and privacy concerns. Domestic and international demand for advertising and marketing technology can change rapidly and without notice. These companies may also face increased risks of security breaches which may be aimed at enterprise data or customer/consumer data, the theft of which could expose a company to business losses as well as fines or other monetary consequences. These risks apply to the communications services sector as a whole and to individual companies within this sector.

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Information Technology Sector Risk. The Fund will invest in companies in the information technology sector, and these companies may be more sensitive to product development cycles, obsolescence, consumer tastes and trends and government interventions such as regulation and taxation. These companies may face obstacles in development and deployment of software, including limitations or threats of limitations by governments and regulators. Companies in the information technology sector face potential obsolescence due to rapid technology evolution, new product introductions, and changes in consumer tastes and trends, which can be impacted by social and political developments. Information technology companies could be adversely impacted if there is a loss of access to patented intellectual property necessary to operate their products. The Fund could lose money if a company in its portfolio is adversely affected by one of these risks.

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Industry Concentration Risk. The Fund concentrates in securities of issuers that are Advertising and Marketing Technology companies, as determined by the Adviser. Some of these companies fall into industry groups as identified by general industry classification systems. To the extent the Fund’s investments fall within these industry groups, the Fund may be more susceptible to loss due to adverse outcomes affecting that industry group than a fund that does not have the same investment exposure. The Fund invests in securities of companies that could be within the following industry groups: media and entertainment, software services and commercial/professional services industries. A downturn in companies in these industry groups would have a larger impact on the Fund than on a fund that does not focus its investments in companies involved in a specific business segment.

o

Media & Entertainment Industry Risk. Companies in the media and entertainment industry are susceptible to risks due to competition, especially in product formation and delivery, but also due to new technologies, product obsolescence or saturation, cyclical development, revenue and income streams, changes in consumer tastes, potential for increases in regulation and taxation and the potential for significant volatility due to changes in consumers discretionary income.

o

Software Services Industry Risk. Companies that develop and implement software used in advertising and market can face risks associated with low barriers to entry, competition, especially in software development, deployment and delivery, and also due to product obsolescence or saturation, changes in regulation especially with respect to consumer or customer data, and technology risk.

o

Commercial/Professional Services Industry Risk. Companies that provide commercial or professional services can face risks associated with decline in the markets for their services which may be accelerated during global economic crises. These companies may face competition for talent and face risks associated with technology applications that rely upon new skills sets for deployment and operations, as well as workforce reductions or replenishment due to information technology applications that use artificial intelligence and machine learning software.

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Technology Risk. Companies in the Fund’s portfolio and firms that support the products or services used by or delivered by Advertising or Marketing Technology firms, such as software, grids and networks, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which is subject to risk of theft, misappropriation or vandalism. These technologies may also be at increased risk of failure or attack because they are designed to interact with other non-proprietary technologies and applications across one or more external networks. Companies producing technology or software upon which Advertising or Marketing Technology or networks rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. Software or technology involved including, networks, grids, infrastructure or services related to marketing technology could be adversely affected by network events or outages (local or global). These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

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Cybersecurity Risk. Technologies created or deployed for Advertising or Marketing Technology may be subject to greater cybersecurity risk than other companies because they are generally designed to interact with data about or from consumers, which may be desirable targets or which may become more heavily regulated. Technology programs and networks may be subject to an increased risk of attack or infiltration and may be more susceptible to “network” attacks or outages and to theft of data. A cybersecurity event affecting an Advertising or Marketing Technology company could cause results in claims for loss or injury in multiple jurisdictions.

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Product Risk. Companies creating products and technologies for Advertising or Marketing Technology face considerable competition. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the technology sector, which could make their securities less desirable.

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Product Regulation Risk. Advertising and Marketing Technology companies may be subject to multiple levels of regulation including local regulations and operating restrictions. They could be or become subject to domestic or foreign regulatory regimes governing consumer privacy, data storage or transfer, or automation. Limitations on applications for Advertising or Marketing Technology could adversely affect the value of companies in which the Fund invests.

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Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

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Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

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Global Risks. The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

o

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Risks Associated with Investments in Companies outside the United States

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Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

o

Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

o

European Securities. The Fund may invest in companies in Europe and the United Kingdom. Companies in countries in the European Union and the UK may be more sensitive to changes as a result of Brexit. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

o

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

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Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and Japan. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers.

o

Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments. The Fund may be exposed to Asia Pacific risk in connection with its investments in companies economically tied to China and Japan, as well as Hong Kong and Australia.

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China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers, could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

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Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

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Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

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China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

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Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

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Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

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Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies.

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Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

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Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

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Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap (US$10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small-cap and medium-cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

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Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

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Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

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Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of an ETF Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

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Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

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Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

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Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

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Information about the Fund’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

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Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind . For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the

Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains, and cause the Fund to incur brokerage expenses and could result in tax consequences.

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Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

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Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the Fund arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

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Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in our Funds in the Prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

No performance information is available for this Fund because it is new. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets, and comparing the Fund’s return to returns of appropriate broad-based market indices. When available, the Fund’s current performance information will be available on the SmartETFs website at www.smartetfs.com. Past performance does not necessarily indicate how the Fund will perform in future periods.

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Fund in the prospectus and the Investment Adviser in the Statement of Additional Information. All security analysis and selection is provided by the Investment Adviser.

Investment Sub-Adviser

Penserra Capital Management, LLC (“Penserra”) serves as a sub-adviser to provide limited services to the Investment Adviser as needed in connection with various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Managers

Sagar Thanki is the portfolio manager of the Fund since inception. Mr. Thanki has been associated with the Adviser since 2017. Dustin Lewellyn, Ernesto Tong and Anand Desai are the portfolio managers of the sub-adviser responsible for the Fund. Mr. Lewellyn has been with Penserra since 2012, and Messrs. Tong and Desai have been with Penserra since 2015. Together, these individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Advertising & Marketing Technology ETF is traded on the NYSE Arca exchange. Individual Fund shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $350 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.